Exhibit 99.1
4747 Bethesda Avenue, Suite 1100, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626
www.pebblebrookhotels.com

News Release
Pebblebrook Hotel Trust Completes Sale of Sofitel Philadelphia
at Rittenhouse Square

Bethesda, MD, August 3, 2022 – Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today announced that on August 2, 2022, it closed on the sale of the 306-room Sofitel Philadelphia at Rittenhouse Square in Philadelphia, PA for $80.0 million to a third party.

For the trailing twelve months ended June 30, 2022, the hotel’s net operating income was $3.1 million, and its Hotel EBITDA was $3.8 million. Based on the hotel’s operating performance for 2019, the $80.0 million sales price reflects a 10.0x EBITDA multiple and an 8.6% net operating income capitalization rate. The net operating income for both periods mentioned above is after an assumed annual capital reserve of 4.0% of total hotel revenues.

Proceeds from the sale of Sofitel Philadelphia at Rittenhouse Square will be used for general corporate purposes and reducing the Company’s outstanding debt borrowings associated with recent hotel acquisitions, in accordance with the Company’s investment strategy.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust (NYSE: PEB) is a publicly traded real estate investment trust (“REIT”) and the largest owner of urban and resort lifestyle hotels and resorts in the United States. The Company owns 53 hotels and resorts, totaling approximately 13,100 guest rooms across 15 urban and resort markets. For more information, visit www.pebblebrookhotels.com and follow us at @PebblebrookPEB.

This press release contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “estimated” and “will” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. The intended use of proceeds is a forward-looking statement. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, the operating performance of our hotels and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this press release is as of August 3, 2022. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

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Contacts:

Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330

For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com

Pebblebrook Hotel Trust
Sofitel Philadelphia at Rittenhouse Square
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
June 2022 Trailing Twelve Months
(Unaudited, in millions)

Twelve Months Ended
June 30, 2022

Hotel net income	$0.5

Adjustment:
Depreciation and amortization	3.3

Hotel EBITDA	$3.8

Adjustment:
Capital reserve	(0.7)

Hotel Net Operating Income	$3.1

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented estimated trailing twelve-month hotel EBITDA and estimated trailing twelve-month hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s estimated trailing twelve-month EBITDA and estimated trailing twelve-month net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s estimated trailing twelve-month EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.

Pebblebrook Hotel Trust
Sofitel Philadelphia at Rittenhouse Square
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
December 2019 Trailing Twelve Months
(Unaudited, in millions)

Twelve Months Ended
December 31, 2019

Hotel net income	$4.7

Adjustment:
Depreciation and amortization	3.3

Hotel EBITDA	$8.0

Adjustment:
Capital reserve	(1.2)

Hotel Net Operating Income	$6.8

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented trailing twelve-month hotel EBITDA and trailing twelve-month hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s trailing twelve-month EBITDA and trailing twelve-month net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s trailing twelve-month EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.

Pebblebrook Hotel Trust
Historical Operating Data
($ in millions, except ADR and RevPAR)
(Unaudited)

Historical Operating Data:
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2019	2019	2019	2019	2019

Occupancy	75%	86%	86%	77%	81%
ADR	$253	$271	$268	$247	$260
RevPAR	$189	$233	$231	$191	$211

Hotel Revenues	$340.6	$418.1	$411.9	$358.1	$1,528.8
Hotel EBITDA	$91.8	$148.0	$139.9	$97.2	$476.8
Hotel EBITDA Margin	26.9%	35.4%	34.0%	27.1%	31.2%

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2021	2021	2021	2021	2021

Occupancy	22%	42%	53%	52%	42%
ADR	$264	$264	$289	$264	$272
RevPAR	$59	$111	$155	$136	$116

Hotel Revenues	$110.8	$207.0	$282.5	$259.2	$859.5
Hotel EBITDA	($4.5)	$45.9	$83.8	$57.8	$183.0
Hotel EBITDA Margin	(4.1%)	22.2%	29.7%	22.3%	21.3%

	First Quarter	Second Quarter
	2022	2022

Occupancy	48%	68%
ADR	$310	$322
RevPAR	$148	$220

Hotel Revenues	$265.9	$400.7
Hotel EBITDA	$60.7	$139.0
Hotel EBITDA Margin	22.8%	34.7%

These historical hotel operating results include information for all of the hotels the Company owned as of August 2, 2022, following the sale of Sofitel Philadelphia at Rittenhouse Square. These historical operating results include periods prior to the Company's ownership of the hotels. The information above does not reflect the Company's corporate general and administrative expense, interest expense, property acquisition costs, depreciation and amortization, taxes and other expenses. Any differences are a result of rounding.

The information above has not been audited and has been presented only for comparison purposes.